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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): May 18, 2006

                              NTL INCORPORATED
                 (FORMERLY KNOWN AS TELEWEST GLOBAL, INC.)
           (Exact name of Registrant as specified in its charter)

          DELAWARE                FILE NO. 000-50886           52-3778427
  (State of Incorporation)     (Commission File Number)      (IRS Employer
                                                           Identification No.)

           909 THIRD AVENUE, SUITE 2863, NEW YORK, NEW YORK 10022
            (Address of principal executive offices) (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 906-8440

        Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                             TABLE OF CONTENTS

Item 1.01      Entry into a Material Definitive Agreement.

Item 8.01      Other Items.


SIGNATURES


Exhibit 10.1   Form of Senior Facilities Amendment Letter

Exhibit 10.2   Form of Bridge Facilities Amendment Letter

Exhibit 99.1   Press Release dated May 23, 2006

Exhibit 99.2   Press Release dated May 19, 2006

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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

STOCKHOLDER APPROVAL OF THE NTL INCORPORATED 2006 STOCK INCENTIVE PLAN

On May 18, 2006, the stockholders of NTL Incorporated (the "Company") approved the NTL Incorporated 2006 Stock Incentive Plan (the "SIP"). The terms of the SIP, which were disclosed in the Company's proxy statement filed with the Securities and Exchange Commission on April 18, 2006, had previously been approved and adopted, subject to stockholder approval, by the Company's Compensation Committee.

AMENDMENTS TO SENIOR FACILITIES AGREEMENT AND BRIDGE FACILITIES AGREEMENT

On May 22, 2006, the Company entered into amendments to its senior facilities agreement and bridge facilities agreement with, respectively,
(i) Deutsche Bank AG, London Branch, in its capacity as facility agent for the lenders under the senior facilities agreement dated March 3, 2006 among the Company, Deutsche Bank AG, London Branch, J.P. Morgan Plc, The Royal Bank of Scotland and Goldman Sachs International as Bookrunners and Mandated Lead Arrangers and the other parties thereto (the "Senior Amendment Letter"), and (ii) J.P. Morgan Limited in its capacity as facility agent for the lenders under the bridge facilities agreement dated March 3, 2006 among the Company, Deutsche Bank AG, London Branch, J.P. Morgan Plc, The Royal Bank of Scotland and Goldman Sachs International as Bookrunners and the other parties thereto (the "Bridge Amendment Letter", and together with the Senior Amendment Letter, the "Amendment Letters"). The Company obtained the required majority bank group consent for the Amendment Letters.

The primary purpose of the Amendment Letters is to allow the Company to implement an alternative financing structure involving new indebtedness of its UK group without the prior receipt of a ruling from the Internal Revenue Service ("IRS"). The Company had been seeking an IRS ruling to confirm that certain aspects of the group internal restructuring associated with the transaction does not give rise to U.S. federal income tax. After several meetings between representatives of the IRS and the Company's tax advisers, the Company has determined to proceed to implement this internal restructuring on the basis of legal opinions from its tax advisers and has withdrawn its ruling request.

The foregoing discussion of the Amendment Letters is not complete and is qualified in its entirety by reference to the form of the Amendment Letters, copies of which are filed as Exhibit 10.1 and 10.2 hereto respectively and are incorporated herein by reference. A copy of the press release issued by the Company on May 23, 2006 concerning its implementation of the alternative finance structure is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 8.01     OTHER EVENTS.

PAYMENT OF A QUARTERLY CASH DIVIDEND

On May, 18, 2006, the Company's board of directors (the "Board") approved the payment of a quarterly cash dividend of $0.01 per share on June 20, 2006 to stockholders of record as of June 12, 2006. Future payments of regular quarterly dividends by the Company are in the Board's discretion and will be subject to the Company's future needs and uses of free cash flow, which could include investments in operations, the repayment of debt, and share repurchase programs. A copy of the press release issued by the Company on May 19, 2006 is filed herewith as Exhibit 99.2 and incorporated herein by reference.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2006                         NTL INCORPORATED




                                            By:   /s/ Jacques D. Kerrest
                                               ---------------------------
                                               Jacques D. Kerrest
                                               Chief Financial Officer

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                               EXHIBIT INDEX

EXHIBIT    DESCRIPTION
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10.1       Form of Senior Facilities Amendment Letter

10.2       Form of Bridge Facilities Amendment Letter

99.1       Press Release dated May 23, 2006.

99.2       Press Release dated May 19, 2006.